UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT – April 29, 2019
(Date of earliest event reported)

honeywell international inc.

(Exact name of Registrant as specified in its Charter)

DELAWARE (State or other jurisdiction of incorporation)	1-8974 (Commission File Number)	22-2640650 (I.R.S. Employer Identification Number)

115 TABOR ROAD, MORRIS PLAINS, NEW JERSEY		07950
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (973) 455-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

Honeywell International Inc. (the “Company”) held its Annual Meeting of Shareowners on April 29, 2019. The following matters set forth in our Proxy Statement dated March 14, 2019 (the “2019 Proxy Statement”), which was filed with the Securities and Exchange Commission pursuant to Regulation 14A under the Securities Exchange Act of 1934, were voted upon with the results indicated below.

1.	The nominees listed below were elected directors with the respective votes set forth opposite their names:

	For	%	Against	%	Broker Non Votes
Darius Adamczyk	537,749,072	96.22%	21,119,960	3.78%	89,632,541
Duncan B. Angove	549,759,425	98.37%	9,109,607	1.63%	89,632,541
William S. Ayer	549,630,767	98.35%	9,238,265	1.65%	89,632,541
Kevin Burke	552,563,517	98.87%	6,305,515	1.13%	89,632,541
Jaime Chico Pardo	533,942,136	95.54%	24,925,502	4.46%	89,632,541
D. Scott Davis	537,665,558	96.21%	21,202,080	3.79%	89,632,541
Linnet F. Deily	541,292,000	96.86%	17,575,638	3.14%	89,632,541
Judd Gregg	551,286,354	98.64%	7,582,677	1.36%	89,632,541
Clive Hollick	541,753,871	96.94%	17,113,767	3.06%	89,632,541
Grace D. Lieblein	550,235,458	98.46%	8,633,573	1.54%	89,632,541
George Paz	547,445,557	97.96%	11,423,474	2.04%	89,632,541
Robin L. Washington	546,914,536	97.86%	11,954,496	2.14%	89,632,541

2.	The voting results on a non-binding advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the Company’s 2019 Proxy Statement are set forth below:

For	%	Against	%	Abstain	%	Broker Non Votes
515,568,051	92.25%	38,822,386	6.95%	4,478,595	0.80%	89,632,541

3.	The shareowners approved the appointment of Deloitte & Touche LLP as independent accountants for 2019. The voting results are set forth below:

For	%	Against	%	Abstain	%
640,784,177	98.81%	6,271,539	0.97%	1,445,857	0.22%

4.	The shareowners did not approve the shareowner proposal regarding right to act by written consent. The voting results are set forth below:

For	%	Against	%	Abstain	%	Broker Non Votes
204,144,335	36.53%	349,237,919	62.49%	5,486,778	0.98%	89,632,541

5.	The shareowners did not approve the shareowner proposal regarding report on political lobbying payments and policy. The voting results are set forth below:

For	%	Against	%	Abstain	%	Broker Non Votes
234,077,625	41.88%	317,784,292	56.86%	7,007,115	1.25%	89,632,541

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2019	Honeywell International Inc.

	By:	/s/ Anne T. Madden
Anne T. Madden Senior Vice President, General Counsel, and Corporate Secretary